UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  September 28, 2022
(Date of earliest event reported)

Central Index Key Number of the issuing entity: 0001781089

Benchmark 2019-B12 Mortgage Trust

(exact name of the issuing entity as specified in its charter)

Central Index Key Number of the depositor: 0001258361

Citigroup Commercial Mortgage Securities Inc.

(exact name of the depositor as specified in its charter)

Citi Real Estate Funding Inc.

(Central Index Key Number: 0001701238)

German American Capital Corporation

(Central Index Key Number: 0001541294)

JPMorgan Chase Bank, National Association

(Central Index Key Number: 0000835271)

(Exact names of sponsors as specified in their respective charters)

New York (State or other jurisdiction of incorporation or organization of the issuing entity)	333-228597-01 (Commission File Number of the issuing entity)	84-2896431 84-2867672 (I.R.S. Employer Identification Numbers)

c/o Citibank, N.A.

as Certificate Administrator

388 Greenwich Street, 14th Floor

New York, NY

(Address of principal executive offices of the issuing entity)

10013

(Zip Code)

Registrant’s telephone number, including area code:

(212) 816-5614

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01  Other Events.

Reference is hereby made to the Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), dated as of August 1, 2019, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as a special servicer, Pacific Life Insurance Company, as a special servicer solely with respect to the Woodlands Mall loan combination, and CWCapital Asset Management LLC (as successor to Trimont Real Estate Advisors, LLC), as a special servicer solely with respect to The Centre loan combination, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee, relating to the issuing entity known as Benchmark 2019-B12 Mortgage Trust (the “Issuing Entity”) and the series of commercial mortgage-pass through certificates known as the Benchmark 2019-B12 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2019-B12.  Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.  The Pooling and Servicing Agreement was filed as Exhibit 4.1 to the Current Report on Form 8-K with respect to the Issuing Entity, dated August 8, 2019 under Commission File No. 333-228597-01.

Effective as of September 28, 2022, Pacific Life Insurance Company, in its capacity as the Woodlands Mall Controlling Class Representative, has removed Pacific Life Insurance Company as special servicer with respect to the Woodlands Mall Loan Combination under the Pooling and Servicing Agreement, and has appointed Midland Loan Services, a Division of PNC Bank, National Association to act as successor special servicer with respect to the Woodlands Mall Loan Combination under the Pooling and Servicing Agreement. A copy of the related Acknowledgment and Acceptance of Special Servicer for the Woodlands Mall Loan Combination dated September 28, 2022 is attached hereto as Exhibit 20.1.

Item 9.01.		Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.		Description

Exhibit 20.1		Acknowledgment and Acceptance of Special Servicer for the Woodlands Mall Loan Combination dated September 28, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citigroup Commercial Mortgage Securities Inc.
(Depositor)

/s/ Richard Simpson

Richard Simpson, President

Date: September 28, 2022

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